REDACTED - OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE COMMISSION AND IS DENOTED HEREIN BY *****.

                          FOURTH AMENDMENT TO AGREEMENT

         THIS FOURTH AMENDMENT TO AGREEMENT (this "Amendment") is entered into as of October 5, 1999 by and among C3, INC., a North Carolina corporation ("C3"), JOHN M. BACHMAN, INC. ("JMB").

                              Statement of Purpose

         C3 and JMB entered into an Ageement dated September 24, 1997 (the "Agreement") to formalize the terms upon which JMB will cut moissanite gemstones for C3, a First Amendment to the Agreement dated March 23, 1998 (the "First Amendment"), a Second Amendment to the Agreement dated September 28, 1998 (the "Second Amendment") and a Third Amendment to the Agreement dated June 16, 1999 (the "Third Amendment"). C3 and JMB now desire to amend the Agreement to provide additional expansion funds to JMB, to provide for JMB to perform certain preform identification and finished gemstone grading services, to extend the term of the Agreement as forth below.

         Therefore, in consideration of the foregoing, the mutual covenants and agreements contained herein, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

         1. Additional Expansion Funds. Within 3 business days after the date of this Amendment, C3 will advance to JMB by certified check delivered to the address set forth in Section 7 of the Agreement, additional expansion funds in the amount of $******, which will make the total expansion funds advances by C3 equal $****** (the "Expansion Funds"), which funds will be utilized by JMB solely to expand its affiliate's production facility and procure additional equipment and labor as needed to enable JMB and its affiliate to satisfy the production volumes contemplated by the Agreement. The entire amount of the Expansion Funds will be an advance against production charges payable by C3 pursuant to Section 2, below, and C3 will be credited against production charges for the entire amount of the Expansion Funds pursuant to Section 2, below.

         2. Cutting Charges. C3 will pay JMB for Moissanite Gemstone cutting services at rates as set forth on Exhibit A to the Second Amendment. For cutting services provided by JMB through January 31, 2000, the amount payable to JMB by C3 reflected on each invoice will be reduced by **% and from and after February 1, 2000 by **% until the aggregate amount of such reductions prior to and after this Amendment equals $****** and C3 has received full credit against production charges for the amount of the Expansion Funds. In all other respects the cutting charges and payment procedures in the Agreement, the First Amendment and the Second Amendment are hereby confirmed.

         3. Extension of Term. The initial term of the Agreement will be extended from the date first set forth in the Agreement through December 31, 2002, however, C3 may terminate the Agreement at any time after January 1, 2002 with 90 days prior written notice.



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


         4.       Production Procedures: Standards

                  a. The monthly production volumes (in finished pieces) will be as follows:

                           Sep 1999                           *****
                           Oct 1999                           *****
                           Nov 1999                           *****
                           Dec 1999                           *****
                           Jan 2000                           *****
                           Feb 2000                           *****
                           March 2000                         *****
                           April 2000                         *****
                           May 2000                           *****
                           Jun 2000                           *****
                           July 2000                          *****
                           Aug 2000                           *****
                           Sep 2000                           *****
                           Oct 2000                           *****
                           Nov 2000                           *****
                           Dec 2000-Dec 2002                  *****

                  b. In all other respects the production procedures and standards in the Agreement, the First Amendment and the Second Amendment are hereby confirmed.

         5. Confirmation of Agreement. In all other respects the parties hereto confirm the terms of the Agreement, the First Amendment, the Second Amendment and the Third Amendment. JMB will obtain in writing, and provide to C3, the consent of its affiliate to be bound by the terms of this Amendment.

         IN WITNESS WHEREOF, each of the parties has executed and delivered this Amendment by its duly authorized officer, as of the date first above written.

                                         C3, INC.

                                         By: /s/ Mark W. Hahn
                                            ------------------------------------
                                         Name: Mark  W. Hahn
                                              ----------------------------------
                                         Title:  Chief Financial Officer
                                               ---------------------------------

                                         JOHN M. BACHMAN, INC.

                                         By: /s/ John M. Bachman
                                            ------------------------------------
                                         Name:  John M. Bachman
                                              ----------------------------------
                                         Title:  Managing Director
                                               ---------------------------------

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


                                     CONSENT


         Beehive Industries PVT, Ltd. has reviewed the Fourth Amendment dated October 5, 1999 to the Agreement dated September 24, 1997 by and between C3, Inc and John M. Bachman, Inc. and agrees to be bound by the terms as set out therein.

         This the 5 day of October, 1999.


                                                    Beehive Industries PVT, Ltd.

                                                    By:____________________
                                                    Its: Managing Director


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